                                                                    Exhibit 99.1

                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    September 20, 2002


                                     /s/ Michael M. Selzer, Jr.
                                    -----------------------------------
                                    Michael M. Selzer, Jr.
                                    President and Chief Executive Officer



                                     /s/ Christopher R. Geyen
                                    -----------------------------------
                                    Christopher R. Geyen
                                    Vice President and Chief Financial Officer,
                                      Treasurer and Secretary